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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 13, 2003
                                                         -----------------



                   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
          -----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



             DELAWARE                    0-24429                 13-3728359
  ----------------------------    ----------------------     ------------------
  (State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)


           500 GLENPOINTE CENTRE WEST
               TEANECK, NEW JERSEY                           07666
--------------------------------------------  ---------------------------------
     (Address of Principal Executive Offices)               (Zip Code)

                                 (201) 801-0233
 -------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.           OTHER EVENTS.

                  On February 13, 2003, the Restated Certificate of Incorporation of Cognizant Technology Solutions Corporation (the "Corporation") became effective. The Corporation filed the Restated Certificate of Incorporation with the Secretary of State of Delaware on February 7, 2003. The Restated Certificate of Incorporation was approved on January 7, 2003 by the board of directors of the Corporation and by the written consent of the holder of approximately 55% of the Corporation's outstanding common stock and approximately 93% of the combined voting power of the Corporation's outstanding common stock. Notice of the proposed corporate action was provided to all shareholders of the Corporation in a Definitive Information Statement on
Schedule 14C dated January 17, 2003. A copy of the Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

                  On February 13, 2003, the Amended and Restated By-laws of the Corporation became effective. A copy of the Amended and Restated By-laws of the Corporation is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c)           Exhibits.

Exhibit No.       Description of Exhibit
-----------       ----------------------
3.1 Restated Certificate of Incorporation of Cognizant Technology Solutions Corporation.

3.2              Amended and Restated By-laws of Cognizant Technology Solutions
                 Corporation.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               COGNIZANT TECHNOLOGY
                                               SOLUTIONS CORPORATION



                                      By:      /s/ Wijeyaraj Mahadeva
                                               ---------------------------
                                               Name:    Wijeyaraj Mahadeva
                                               Title:   Chairman of the Board
                                                        and Chief Executive
                                                        Officer



Date: February 13, 2003










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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

3.1 Restated Certificate of Incorporation of Cognizant Technology Solutions Corporation.

3.2                        Amended and Restated By-laws of Cognizant Technology
                           Solutions Corporation.